UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2023

SJW Group

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-8966	77-0066628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 W. Taylor Street

San Jose, California 95110

(Address of principal executive offices, including zip code)

(408) 279-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SJW	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a Form 8-K filed by SJW Group (together with all subsidiaries, the “Company”) with the Securities and Exchange Commission on June 30, 2023, Andrew R. Gere will be resigning his position as President of San Jose Water Company (“SJWC”), a wholly-owned subsidiary of the Company, effective July 20, 2023. On July 6, 2023, SJWC and Mr. Gere entered into a Transition and Separation Agreement and Release (the “Agreement”). The Agreement provides that Mr. Gere’s last date of employment is July 20, 2023 (“Resignation Date”) and he will be entitled to receive, among other things, a cash severance payment of $180,000 if Mr. Gere executes timely the Supplemental Release attached as an exhibit to the Agreement (the “Supplemental Release”), which includes a customary release of claims by Mr. Gere (on behalf of himself, his heirs, executors, administrators and assigns) in favor of the Company. In addition, the Agreement sets forth various terms regarding the treatment of other employee benefits that Mr. Gere is entitled to receive under the Company’s existing plans and restricted stock unit issuance agreements, including the vesting and forfeiture of issued and outstanding equity awards and entitlement to pension payments.

The foregoing description of the material terms of the Agreement and the Supplemental Release is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Index

Exhibit No.	Description

10.1	Transition and Separation Agreement and Release, dated July 6, 2023, by Andrew R. Gere and San Jose Water Company.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SJW GROUP

Date: July 7, 2023	/s/ Eric W. Thornburg
Eric W. Thornburg, President and Chief Executive Officer